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                                                                    Exhibit 23.2

              Consent of Independent Certified Public Accountants


The Board of Directors
The Cooper Companies, Inc.:

We consent to the use of our reports incorporated herein by reference into the registration statement on Form S-3 to register 83,333 shares of common stock and to the reference to our firm under the heading "Experts" in the prospectus.

                                                               /s/ KPMG LLP
                                                               --------------
                                                               KPMG LLP


San Francisco, California
June 15, 1999